Exhibit 99.3

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	February	2016
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	3/21/2016
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Colette Pieper	CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	3/21/2016
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	DECEMBER	JANUARY	FEBRUARY
ASSETS
1.	UNRESTRICTED CASH	$1,744,873	$510,400	$25,314	$37,524
2.	RESTRICTED CASH
3.	TOTAL CASH	$1,744,873	$510,400	$25,314	$37,524
4.	ACCOUNTS RECEIVABLE (NET)	$2,741,107	$0			[2]
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES
8.	OTHER (ATTACH LIST)		$0	$0	$0
9.	TOTAL CURRENT ASSETS	$4,485,981	$510,400	$25,314	$37,524
10.	PROPERTY, PLANT & EQUIPMENT
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS	$4,157,912				[1]
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$8,643,892	$510,400	$25,314	$37,524
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$0	$0	$0
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES		$82,269	$152,290	$240,281
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)		$5,138	$5,138	$5,138	[3]
23.	TOTAL POSTPETITION LIABILITIES		$87,407	$157,428	$245,419
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	unknown
26.	UNSECURED DEBT	$9,001	$1,062	$1,062	$1,062
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$9,001	$1,062	$1,062	$1,062
29.	TOTAL LIABILITIES	$9,001	$88,468	$158,490	$246,480
EQUITY
30.	PREPETITION OWNERS' EQUITY		$5,901,723	$5,901,723	$5,901,723
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$1,416,090	$1,341,818	$1,264,986
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$(6,895,882)	$(7,376,718)	$(7,375,666)	[1]
33.	TOTAL EQUITY		$421,932	$(133,176)	$(208,956)
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$510,400	$25,314	$37,524

[1]	This is Intercompany Due From Life Partners, Inc. reported on Schedule B Item 16 and shown above under Item 13. Due From Insiders.
[2]	The Debtor LPIFS records receipts on a cash basis and accordingly, does not carry receivable balances. The Schedules note a receivable balance as if receipts were recorded on an accrual basis as of the petition date.
[3]	The amounts shown here for December & Janauary were previously included in the amounts shown on Line 20. Professional Fees.

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-1

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	DECEMBER	JANUARY	FEBRUARY
POSTPETITION LIABILITIES
22.	US TRUSTEE FEES		$5,138	$5,138	$5,138
22	TOTAL OTHER POSTPETITION LIABILITIES		$5,138	$5,138	$5,138

Monthly Operating Report
ACCRUAL BASIS-2

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		NOVEMBER	DECEMBER	JANUARY	FEBRUARY
REVENUES
1.	GROSS REVENUES	$53,944	$28,943	$15,452	$12,364
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$53,944	$28,943	$15,452	$12,364
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$53,944	$28,943	$15,452	$12,364
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$464	$270	$213	$154
12.	RENT & LEASE
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$464	$270	$213	$154
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$53,480	$28,673	$15,239	$12,210
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)
17.	NON-OPERATING EXPENSE (ATTACH LIST)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$154,967	$63,226	$88,755	$88,693
24.	U.S. TRUSTEE FEES	$0	$0	$325	$0
25.	OTHER (ATTACH LIST)	$684	$560	$431	$350	[1]
26.	TOTAL REORGANIZATION EXPENSES	$155,650	$63,786	$89,511	$89,043
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(102,170)	$(35,113)	$(74,272)	$(76,832)

[1]	Expenses for Relativity Hosting, Privilege Log Export and Trustee Expense Reimbursement.

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

		QUARTER	JANUARY	FEBRUARY	MARCH	QUARTER
CASH RECEIPTS AND DISBURSEMENTS		ENDED 12/31/2015				ENDED 3/31/2016
1.	CASH - BEGINNING OF MONTH		$510,400	$25,314	$37,524
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$299,238	$15,452	$12,364		$27,816
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$0				$0
4.	POSTPETITION	$0				$0
5.	TOTAL OPERATING RECEIPTS	$299,238	$15,452	$12,364	$0	$27,816
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0				$0
7.	SALE OF ASSETS	$0				$0
8.	OTHER (ATTACH LIST)	$47,229	$1,334	$11,835	$0	$13,169
9.	TOTAL NON-OPERATING RECEIPTS	$47,229	$1,334	$11,835	$0	$13,169
10.	TOTAL RECEIPTS	$346,467	$16,786	$24,199	$0	$40,985
11.	TOTAL CASH AVAILABLE		$527,186	$49,513	$37,524
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0				$0
13.	PAYROLL TAXES PAID	$0				$0
14.	SALES, USE & OTHER TAXES PAID	$0				$0
15.	SECURED / RENTAL / LEASES	$0				$0
16.	UTILITIES	$0				$0
17.	INSURANCE	$0				$0
18.	INVENTORY PURCHASES	$0				$0
19.	VEHICLE EXPENSES	$0				$0
20.	TRAVEL	$0				$0
21.	ENTERTAINMENT	$0				$0
22.	REPAIRS & MAINTENANCE	$0				$0
23.	SUPPLIES	$25,513				$0	[1]
24.	ADVERTISING	$0				$0
25.	OTHER (ATTACH LIST)	$901,173	$501,547	$11,989	$0	$513,536
26.	TOTAL OPERATING DISBURSEMENTS	$926,686	$501,547	$11,989	$0	$513,536
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0				$0
28.	U.S. TRUSTEE FEES	$325	$325			$325
29.	OTHER (ATTACH LIST)	$0				$0
30.	TOTAL REORGANIZATION EXPENSES	$325	$325	$0	$0	$325
31.	TOTAL DISBURSEMENTS	$927,011	$501,872	$11,989	$0	$513,861	[2]
32.	NET CASH FLOW	$(580,544)	$(485,086)	$12,210	$0	$(472,876)
33.	CASH - END OF MONTH		$25,314	$37,524	$37,524

[1]	Item 23. Supplies includes $25,000 of postage.
[2]	Total Disbursements includes the following amounts that are NOT disbursements, but are transfers of funds between bank accounts (from LPI Financial Services account to Life Partners, Inc. account) for the periods shown below.

December 31, 2015	$628,957.75
January 31, 2016	$500,000.00
February 29, 2016	$-

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-3

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

		QUARTER	JANUARY	FEBRUARY	MARCH	QUARTER
CASH RECEIPTS AND DISBURSEMENTS		ENDED 12/31/2015				ENDED 3/31/2016
NON-OPERATING RECEIPTS (OTHER)
8.	FLOW THRU PREMIUMS	$13,585	$1,334	$11,450		$12,784
8.	PREMIUMS RETURNED	$0		$386		$386
8.	RECEIPTS TO BE FORWARDED TO LPI	$33,644				$0
9.	TOTAL NON-OPERATING RECEIPTS	$47,229	$1,334	$11,835	$0	$13,169
OPERATING DISBURSEMENTS
25.	BANK FEES	$2,018	$213	$154		$367
25.	CREDIT CARD PROCESSING FEES	$20				$0
25.	FLOW THRU PREMIUMS	$15,491	$1,334	$11,450		$12,784
25.	PREMIUMS RETURNED	$0		$386		$386
25.	TRANSFER TO LPI BANK ACCOUNT	$883,644	$500,000			$500,000
25	TOTAL OPERATING DISBURSEMENTS (OTHER)	$901,173	$501,547	$11,989	$0	$513,536

Monthly Operating Report
ACCRUAL BASIS-4

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	DECEMBER	JANUARY	FEBRUARY
1.	0-30
2.	31-60	$803,662
3.	61-90
4.	91+	$1,937,445
5.	TOTAL ACCOUNTS RECEIVABLE	$2,741,107	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$2,741,107	$0	$0	$0	[1]

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	February 2016

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL					$0
2.	STATE					$0
3.	LOCAL					$0
4.	OTHER (ATTACH LIST)					$0
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE					$0

STATUS OF POSTPETITION TAXES	MONTH:	February 2016

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING				$0
2.	FICA-EMPLOYEE				$0
3.	FICA-EMPLOYER				$0
4.	UNEMPLOYMENT				$0
5.	INCOME				$0
6.	OTHER (ATTACH LIST)				$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT				$0
12.	REAL PROPERTY				$0
13.	PERSONAL PROPERTY				$0
14.	OTHER (ATTACH LIST)				$0
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

[1]	The Debtor LPIFS records receipts on a cash basis and accordingly does not carry receivable balances. The Schedules note a receivable balance as if receipts were recorded on an accrual basis as of the petition date.

Monthly Operating Report
ACCRUAL BASIS-5

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

BANK RECONCILIATIONS			MONTH:	February 2016

		Account #1	Account #2	Account #3
A. BANK:		Bank of Texas
B. ACCOUNT NUMBER:		4069			TOTAL
C. PURPOSE (TYPE):		Checking
1.	BALANCE PER BANK STATEMENT	$47,906			$47,906
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$10,382			$10,382
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$37,524	$0	$0	$37,524
6.	NUMBER OF LAST CHECK WRITTEN	1035

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				$37,524

Monthly Operating Report
ACCRUAL BASIS-6

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	February 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Advance Trust & Life Escrow Services	Premium Remittance	$11,450	$110,930
2.	Purchase Escrow Services, LLC	Premium Remittance	$0	$3,803
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$11,450	$114,734

PROFESSIONALS[1]
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Asset Servicing Group	12/15/15	$819,974		$819,974	$306,510	[2]
2.	Bridgepoint Consulting	12/15/15	$784,462	$111,201	$784,462	$392,160
3.	Epiq Bankruptcy Solutions	05/22/15	$2,867,313	$331,050	$2,675,023	$217,290
4.	Kim Hinkle, Attorney at Law	12/15/15	$215,404	$15,028	$215,404	$62,295
5.	MMS Advisors					$217,600	[4]
6.	Munsch, Hardt, Kopf & Harr, P.C.	12/15/15	$1,673,802		$1,673,802	$766,644
7.	Thompson & Knight LLP	12/15/15	$8,304,511		$8,307,945	$4,155,007	[3]
8.	Tom Moran, US Trustee	12/18/15	$11,850		$11,850	$611,486	[5]
9.	Phillips Murrah	12/15/15	$166,426	$14,375	$166,426	$84,643
10.	Smith, Jackson, Boyer & Brovard, PLLC	12/18/15	$55,199		$55,199	$7,795
11.	Predictive Resources	11/19/15	$164,517	$72,396	$164,517	$169,867
12.	D3G/Lewis & Ellis	12/03/15	$88,912		$88,912	$157,663
13.	Barbara Pope	12/15/15	$42,477		$42,477	$0	[6]
14.	TOTAL PAYMENTS TO PROFESSIONALS			$544,050	$15,005,992	$7,148,961	[1]

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

[1]	Professional fees and expenses estimated and accrued prior to May 19th are reflected only on the books of Life Partners Holdings, Inc. Thereafter, professional fees and expenses reflect the estimated aggregate, unallocated fees and expenses for all of the Debtors, and are noted on each of the Debtors MORs.
[2]	Amount Paid includes payment authorized by Fee Procedures Orders dated 8/6/15 & 10/29/15.
[3]	Total Paid To Date for Thompson & Knight includes $3,434 in filing fees paid twice (at the time of filing and when the fee application was paid) which is not duplicated in Amount Approved.
[4]	MMS Advisors incurred fees and expenses March 13th - May 18th in the estimated amount of $230,000.00 that are not included here since their retention has not been approved for this period of time.
[5]	Total Paid To Date excludes out-of-pocket expense reimbursements on behalf of subsidiary debtors.
[6]	Amounts shown are for Fee Applications only and do not include subsequent employee/contractor payments.

Monthly Operating Report
ACCRUAL BASIS-7

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	February 2016

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY